                                                                    EXHIBIT 4.15
                                                                [CONFORMED COPY]


                                  FIRST WAIVER


           FIRST WAIVER (the "Waiver"), dated as of December 15, 1994, among COLTEC INDUSTRIES INC (the "Company") and the financial institutions party to the Credit Agreement referred to below (the "Banks"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :


          WHEREAS, the Company, the Banks, the Co-Agents and Bankers Trust Company, as Administrative Agent, are parties to a Credit Agreement, dated as of March 24, 1992 and amended and restated as of January 11, 1994, as amended, modified or supplemented through the date hereof (as so amended, modified or supplemented, the "Credit Agreement");

          WHEREAS, Menasco Aviation Services Ltd. ("MAS"), a corporation incorporated under the laws of Ontario and a Wholly-Owned Subsidiary of Menasco Aerospace Ltd. ("Menasco"), intends to establish a new facility which will provide landing gear overhaul and repair services to airlines in the City of Burlington, Ontario (the "Project");

          WHEREAS, in order to assist MAS in the financing of the Project, the Province of Ontario has agreed to provide a loan to MAS in an aggregate amount equal to CDN$3,000,000 pursuant to an agreement between MAS and the Province of Ontario (the "MAS Loan Agreement");

          WHEREAS, the Company and Menasco have agreed to guarantee the payment when due of all obligations and liabilities of MAS under or with respect to the MAS Loan Agreement;

          WHEREAS, pursuant to Article 10.1 of the MAS Loan Agreement, MAS has agreed to certain restrictions on its ability to (i) pay dividends and make other distributions on its capital stock, (ii) make loans or advances to the Company or any Subsidiary of the Company and (iii) transfer any of its property or assets to the Company;

          WHEREAS, the parties hereto wish to waive certain provisions of the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

          1. Notwithstanding anything to the contrary contained in Section 9.04(l) of the Credit Agreement or in the definition of Canadian Government Financing, the Required Banks hereby waive compliance by MAS with the requirement that Canadian Government Financing shall not be guaranteed by the Company or any of its Subsidiaries, solely to the extent necessary to permit the Indebtedness incurred by MAS under the MAS Loan Agreement to satisfy the provisions of Section 9.04(l) of the Credit Agreement;

          2. Notwithstanding anything to the contrary contained in Section 9.04 of the Credit Agreement, the Required Banks hereby agree that the Company and Menasco shall be permitted to guarantee the Indebtedness incurred by MAS pursuant to the MAS Loan Agreement, so long as such Indebtedness does not exceed CDN$3,000,000 in the aggregate at any time.

          3. Notwithstanding anything to the contrary contained in Section 9.11 of the Credit Agreement, the Required Banks hereby waive compliance by MAS with the restrictions contained in Section 9.11 of the Credit Agreement, solely to the extent necessary to permit MAS to comply with the provisions of Article 10.1 of the MAS Loan Agreement.

          4. In order to induce the Banks to enter into this Waiver, the Company hereby (i) makes each of the representations, warranties and agreements contained in Section 7 of the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Waiver Effective Date (as defined herein) both before and after giving effect to this Waiver.

          5. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          6. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

          7. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          8. This Waiver shall become effective on the date (the "Waiver Effective Date") when the Company and the Required Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile) the same to the Administrative Agent at the Notice Office.

          9. From and after the Waiver Effective Date, all references in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as modified hereby.

          IN WITNESSES WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date first above written.


                              COLTEC INDUSTRIES INC



                              By /s/ Paul Schoen
                                ----------------------------
                                Title: Executive Vice
                                       President-Finance and
                                       Treasurer


                              BANKERS TRUST COMPANY,
                                Individually, and as
                                Administrative Agent



                              By /s/ Mary Kay Coyle
                                ----------------------------
                                Title: Vice President


                              THE BANK OF MONTREAL,
                                Individually and as Co-Agent



                              By /s/ Glen A. Pole
                                ----------------------------
                                Title: Director


                              THE BANK OF NOVA SCOTIA,
                                Individually, and as Co-Agent



                              By /s/ Stephen E. Lockhart
                                ----------------------------
                                Title: Senior Manager

                              CREDIT LYONNAIS NEW YORK
                               BRANCH, Individually and as
                               Co-Agent


                              By /s/ Mark Campellone
                                ----------------------------
                                Title: Vice President


                              THE INDUSTRIAL BANK OF JAPAN,
                                LIMITED, New York Branch,
                                Individually, and as
                                Co-Agent


                              By /s/ Junri Oda
                                ----------------------------
                                Title: Senior Vice President
                                        and Senior Manager


                              CIBC, INC.



                              By /s/ Timothy E. Doyle
                                ----------------------------
                                Title: Vice President


                              ABN AMRO BANK N.V.



                              By /s/ Nancy F. Hawkins
                                ----------------------------
                                 Title: Group Vice President


                              By /s/ David A. Mandell
                                ----------------------------
                                Title: Vice President

                              COMERICA BANK



                              By /s/ Martin G. Ellis
                                ----------------------------
                                Title: Assistant Vice
                                        President


                              THE SUMITOMO BANK, LIMITED



                              By /s/ Yoshinori Kawamura
                                ----------------------------
                                Title: Joint General Manager



                              BANK OF AMERICA ILLINOIS



                              By /s/ George Poon
                                ----------------------------
                                Title: Vice President



                              SOCIETY NATIONAL BANK



                              By /s/ Peter D. Moore
                                ----------------------------
                                Title: Vice President


                              CHEMICAL BANK



                              By
                                ----------------------------
                                Title:

                              BARCLAYS BANK PLC, NEW YORK
                                BRANCH



                              By
                                ----------------------------
                                Title:



                              ROYAL BANK OF SCOTLAND



                              By /s/ David Dougan
                                ----------------------------
                                Title: Vice President


                              THE BANK OF NEW YORK



                              By /s/ William Kerr
                                ----------------------------
                                Title: Vice President


                              THE BANK OF TOKYO TRUST
                                COMPANY



                              By /s/ Neal Hoffson
                                ----------------------------
                                Title: Vice President

                              BANQUE FRANCAISE DU COMMERCE
                                EXTERIEUR



                              By /s/ David Kopp
                                ----------------------------
                                Title: Vice President


                              By /s/ Peter Harris
                                ----------------------------
                                Title: Vice President


                              BANQUE PARIBAS


                              By
                                ----------------------------
                                Title:


                              By
                                ----------------------------
                                Title:

                              THE CHASE MANHATTAN BANK, N.A.



                              By
                                ----------------------------
                                Title:



                              COMMONWEALTH BANK OF AUSTRALIA



                              By
                                ----------------------------
                                Title:

                              EATON VANCE PRIME RATE
                                RESERVES



                              By
                                ----------------------------
                                Title:



                              THE FUJI BANK, LIMITED,
                                New York Branch



                              By
                                ----------------------------
                                Title:



                              GIROCREDIT BANK, New York
                                Branch



                              By____________________________
                                Title:

                              THE LONG-TERM CREDIT BANK
                                OF JAPAN, LIMITED, NEW
                                YORK BRANCH



                              By /s/ Rene O. LeBlanc
                                ----------------------------
                                Title: Deputy General
                                        Manager



                              THE MITSUBISHI TRUST AND
                                BANKING CORPORATION



                              By
                                ----------------------------
                                Title:



                              THE NIPPON CREDIT BANK, LTD.,
                                New York Branch



                              By /s/ Evan Klein
                                ----------------------------
                                Title: Assistant Vice
                                        President

                              UNION BANK OF FINLAND LIMITED,
                                Grand Cayman Branch



                              By /s/ Pentti Mansukoski
                                ----------------------------
                                Title: Senior Vice President



                              By /s/ Eric I. Mann
                                ----------------------------
                                Title: Vice President


                              VAN KAMPEN MERRITT PRIME
                                RATE INCOME TRUST



                              By
                                ----------------------------
                                Title:


                              ARAB BANKING CORP.



                              By /s/ Louise Bilbro
                                ----------------------------
                                Title: Vice President

                              BAHRAIN MIDDLE EAST BANK E.C.
                                New York Agency



                              By
                                ----------------------------
                                Title:


                              By
                                ----------------------------
                                Title:



                              BANK OF IRELAND



                              By /s/ Randolph Ross
                                ----------------------------
                                Title: Vice President



                              BANK OF SCOTLAND



                              By /s/ Catherine M. Oniffey
                                ----------------------------
                                Title: Vice President


                              MERRILL LYNCH PRIME FUND INC.



                              By
                                ----------------------------
                                Title:

                              MERRILL LYNCH PRIME RATE
                                PORTFOLIO BY MERRILL LYNCH
                                INVESTMENT MANAGEMENT, INC., as
                                investment advisor



                              By
                                ----------------------------
                                Title:


                              RYOSHIN LEASING (USA) INC.



                              By
                                ----------------------------
                                Title:


                              STICHTING RESTRUCTURED
                                OBLIGATIONS BACKED BY SENIOR
                                ASSETS 2 (ROSA2)
                                (Chancellor)



                              By
                                ----------------------------
                                Title:


                              TOKYO CITY FINANCE (ASIA)
                                LIMITED



                              By
                                ----------------------------
                                Title:


                                      -13--

                              TOKYO TRUST AND BANKING
                                COMPANY, LTD. New York Branch



                              By
                                ----------------------------
                                Title:


                              TRAVELERS INSURANCE COMPANY


                              By
                                ----------------------------
                                Title:


                                      -14-